UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2019

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 17, 2019. On the record date of February 19, 2019, there were 331,564,079 shares of the Company’s common stock outstanding. A total of 298,158,581 shares were present or represented by proxy at the meeting.  The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 12 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors.  The following is a list of directors elected at the Annual Meeting with the number of votes “For”, “Against”, “Abstain” and “Broker Non-Votes”, as well as the percentage of votes cast “For” each director nominee.

	Number of Votes
Name	For	% For	Against	Abstain	Broker Non-Votes
Andrew B. Abramson	221,115,486	97.40	5,909,427	787,684	70,345,984
Peter J. Baum	222,763,438	98.11	4,283,993	765,166	70,345,984
Eric P. Edelstein	221,363,139	97.49	5,689,649	759,810	70,345,984
Graham O. Jones	218,377,247	96.19	8,637,996	797,354	70,345,984
Michael L. LaRusso	222,643,250	98.07	4,379,534	789,813	70,345,984
Marc J. Lenner	219,159,335	96.52	7,905,862	747,400	70,345,984
Gerald H. Lipkin	221,914,765	97.73	5,152,539	745,293	70,345,984
Ira Robbins	223,646,412	98.40	3,632,560	533,625	70,345,984
Suresh L. Sani	221,922,159	97.75	5,097,171	793,267	70,345,984
Melissa J. Schultz	224,082,767	98.62	3,134,934	594,897	70,345,984
Jennifer W. Steans	221,657,597	97.53	5,609,430	545,571	70,345,984
Jeffrey S. Wilks	179,916,494	79.26	47,069,065	827,038	70,345,984

Proposal #2 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was  as follows:

	Number of Votes	Percentage
For	291,086,019	97.85
Against	6,389,355	2.15
Abstain	683,207
Broker Non-Votes	0

Proposal #3 – Approved, on a non-binding basis, the compensation of the Company’s named executive officers as determined by the Compensation and Human Resources Committee.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	218,297,818	96.77
Against	7,296,513	3.23
Abstained	2,218,267
Broker Non-Votes	70,345,984

Proposal #4 – Voted against a shareholder proposal to amend the Company’s governing documents to require that the Chair of the Board of Directors be independent.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was  as follows:

	Number of Votes	Percentage
For	57,610,041	25.51
Against	168,231,939	74.49
Abstained	1,970,617
Broker Non-Votes	70,345,984

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2019		VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel